Adient – PUBLIC J.P. Morgan Auto Conference 2026 August 13, 2026

Adient – PUBLIC Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates, vehicle affordability and volatile currency exchange rates) on the global economy, increased competitive pressures in the EMEA and Asia regions from Chinese OEMs, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, automotive vehicle production levels, mix and schedules, as well as the concentration of exposure to certain automotive manufacturers particularly new entrants in the China market, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, risks associated with Adient’s joint ventures, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by Adient’s customers for the manufacture of vehicles), risks associated with warranty and product recall and product liability exposures, geopolitical uncertainties such as the Middle East and Ukraine conflicts and the impact on the regional and global economies and additional pressure on commodities, supply chain and vehicle production, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to successfully identify suitable opportunities for organic investment and/or acquisitions and to integrate such investments and/or acquisitions, work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, the ability of Adient to execute its restructuring plans and achieve the desired benefit, the ability of Adient to meet debt service requirements and terms of future financing, the impact of global tax reform legislation, the impact of more aggressive positions taken by tax authorities, potential adjustment of the value of deferred tax assets, global climate change and related emphasis on sustainability matters by various stakeholders, and the ability of Adient to achieve its sustainability-related goals, cancellation of, or changes to, commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 18, 2025, in Adient’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. This document also contains the key performance indicator of business performance, which is defined as the difference in period-over-period Adjusted EBITDA excluding production volume/mix, equity income, foreign exchange and net commodity pricing. Management believes this key performance indicator encompasses the significant drivers of the performance of the business that are within management’s ability to influence and may assist investors in evaluating Adient’s on-going operations and provide important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider this key performance indicator as an alternative to our GAAP financial results. Important Information August 13, 2026J.P. Morgan Auto Conference 2026 2

Adient – PUBLIC Agenda > Business Update Mark Oswald Executive VP and CFO Jim Conklin Executive VP Americas > Q&A J.P. Morgan Auto Conference 2026 3

Resilient FY26 execution builds momentum into FY27

FY26: DELIVERING COMMITMENTS

Growth over market

Program execution and customer wins driving strong growth in key regions

Resilience through external volatility

Successfully navigating temporary supplier, customer and macroeconomic headwinds

Returning capital while maintaining balance sheet discipline

Leverage within target range.
$55M in share repurchases YTD; upsizing of existing authorization expected

FY27: ENTERING WITH STRENGTH

Program wins and launches drive growth

Growth over market expected to continue

Strong business performance supports margin expansion plans

Continuous improvement, automation, restructuring and commercial discipline

FY27 outlook taking shape

'Fine tuning' other market assumptions: vehicle production volumes, FX, input costs, CAPEX, restructuring

Focused on creating sustainable, long-term value

J.P. Morgan Auto Conference 2026 Adient – PUBLIC August 13, 2026 4

ADIENT

AMERICAS

Executing Today, Investing for Profitable Growth Tomorrow

Americas is translating execution, customer and supplier partnerships, and targeted self-help into stronger performance and disciplined growth

Operational execution – Delivering through volatility

Sales growth and margin expansion despite temporary headwinds

Americas Q3 Adj.-EBITDA increased $13M y-o-y to $125M

Execution discipline across launches, quality, cost management, and flexibility

Customer / supplier partnerships – Staying close to the value chain

Working directly with customers and suppliers to manage volatility

Executing on dynamic vehicle production schedules – full size pickups

Actively engaging in additional onshoring discussions

Innovation and automation – Investing in operational efficiency

Advancing automation to improve productivity and quality

Targeting self-help actions to increase production flexibility

Investing to support current and future operational capabilities

Laser-focused on growth – Strategically growing new business

New program launches driving growth over market in core business

New business wins support revenue durability

Disciplined portfolio optimization i.e. third-party metals business rolls off

J.P. Morgan Auto Conference 2026

Adient – PUBLIC

August 13, 2026 5

Adient – PUBLIC Q&A

Adient – PUBLIC Appendix and Financial Reconciliations FY26 Third Quarter

Adient – PUBLIC August 13, 2026 8J.P. Morgan Auto Conference 2026 Non-GAAP reconciliations – Adj.-EBITDA

Segment performance

	Q1 2025				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,611	1,129	772	(17)	3,495
Adjusted EBITDA	85	22	111	(22)	196
Adjusted Equity Income	-	5	16	-	21
Depreciation	31	27	11	-	69
Capex	27	27	10	-	64

	Q1 2026				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,642	1,205	819	(22)	3,644
Adjusted EBITDA	80	34	115	(22)	207
Adjusted Equity Income	-	5	24	-	29
Depreciation	31	26	12	-	69
Capex	28	24	13	-	65

	Q2 2025				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,699	1,231	707	(26)	3,611
Adjusted EBITDA	94	50	110	(21)	233
Adjusted Equity Income	-	3	16	-	19
Depreciation	30	26	11	-	67
Capex	15	20	10	-	45

	Q2 2026				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,884	1,272	734	(25)	3,865
Adjusted EBITDA	109	45	92	(23)	223
Adjusted Equity Income	-	4	10	-	14
Depreciation	27	27	14	-	68
Capex	35	25	13	-	73

	Q3 2025				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,760	1,268	721	(8)	3,741
Adjusted EBITDA	112	21	113	(20)	226
Adjusted Equity Income	-	5	18	-	23
Depreciation	33	26	12	-	71
Capex	18	28	11	-	57

	Q3 2026				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	1,928	1,211	810	(20)	3,929
Adjusted EBITDA	125	14	107	(21)	225
Adjusted Equity Income	-	5	15	-	20
Depreciation	33	30	11	-	74
Capex	28	26	13	-	67

	YTD 2025				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	5,070	3,628	2,200	(51)	10,847
Adjusted EBITDA	291	93	334	(63)	655
Adjusted Equity Income	-	13	50	-	63
Depreciation	94	79	34	-	207
Capex	60	75	31	-	166

	YTD 2026				
	Americas	EMEA	Asia	Corporate/ Eliminations	Consolidated
Net Sales	5,454	3,688	2,363	(67)	11,438
Adjusted EBITDA	314	93	314	(66)	655
Adjusted Equity Income	-	14	49	-	63
Depreciation	91	83	37	-	211
Capex	91	75	39	-	205

J.P. Morgan Auto Conference 2026 Adient – PUBLIC August 13, 2026 9